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                                                                    Exhibit 10.3


                                 August 16, 1999


VIA OVERNIGHT COURIER

AppNet Systems, Inc.
6707 Democracy Boulevard, Suite 1000
Bethesda, Maryland  20817

Attention:        Mr. Jack Pearlstein

         RE:      LIMITED CONSENT

Ladies and Gentlemen:

         Reference is hereby made to each of (a) that certain Revolving Credit Agreement, dated as of January 8, 1999 (as amended and in effect from time to time, the "Credit Agreement"), by and among AppNet Systems, Inc. (the "Borrower"), BankBoston, N.A. and the other lending institutions set forth on
SCHEDULE 1 thereto (collectively, the "Banks"), BankBoston, N.A. as agent for itself and the Banks (in such capacity, the "Agent") and Antares Capital Corporation as co-agent for itself and the Banks; and (b) that certain letter agreement dated as of May 28, 1999 (the "IPO Consent Letter") by and among the Borrower, the Banks, the Agent, each Subsidiary (as such term is defined in the Credit Agreement) of the Borrower and GTCR Fund VI, L.P. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

         Pursuant to the terms of the IPO Consent Letter, the Borrower has agreed, among other things, (a) to at all times maintain not less than $10,000,000 of cash and Cash Equivalents (as defined in the IPO Consent Letter) on its balance sheet and located at the Agent's Head Office (the "Minimum Cash Requirement"); and (b) cause Claymore Partners to deliver to the Agent the results of its commercial finance examination by not later than September 30, 1999, with the results of such examination being satisfactory to Claymore Partners, the Agent and the Majority Banks in their sole discretion.

         The Borrower has advised the Agent and the Banks that the results of the Claymore Partners commercial finance examination were delivered on August 12, 1999 and have requested that the Agent and the Majority Banks acknowledge that the results thereof are satisfactory to the Agent and the Majority Banks. In addition, the Borrower has asked the Agent and the Majority Banks consent to a modification of the IPO Consent Letter so as to not require the Borrower to at all times maintain a minimum of $10,000,000 of cash and Cash Equivalents on its balance sheet. By its signature below, each of the Agent and each Bank hereby acknowledges that the results of the Claymore Partners examination are satisfactory to



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AppNet Systems, Inc.
August 16, 1999
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each such Person. In addition, the Agent and the Banks hereby agree to waive the
Minimum Cash Requirement contained in the IPO Consent Letter on the conditions that:

         (a) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is continuing;

         (b) the Borrower agrees that notwithstanding anything to the contrary contained in the Credit Agreement (including without limitation the covenant contained ss.10.5 thereof), the Borrower's Quick Ratio at all times from and after the date hereof shall not be less than 1.25:1.00, and, in addition, the definition of "Consolidated Current Liabilities" used to calculate such Quick Ratio shall, from and after the date hereof, be amended to include in such calculation all outstanding Revolving Credit Loans, with such definition to be amended and restated as follows: "CONSOLIDATED CURRENT LIABILITIES. All liabilities of the Borrower and its Subsidiaries on a consolidated basis maturing on demand or within one (1) year from the date on which Consolidated Current Liabilities are to be determined, and all Revolving Credit Loans outstanding on such date, and such other liabilities as may properly be classified as current liabilities in accordance with generally accepted accounting principles; PROVIDED, HOWEVER, any nonrecurring one-time liabilities relating to any acquisitions permitted hereunder which are required to be capitalized shall not be included as a Consolidated Current Liability and the outstanding amount of all Seller Subordinated Debt shall not be included as a Consolidated Current Liability";

         (c) the Borrower agrees that it shall maintain a monthly "Maximum DSO Requirement" (as hereinafter defined) of not greater than (i) 86 for the months ended July 31, 1999 and August 31, 1999; (ii) 84 for the months ended September 30, 1999 through November 30, 1999; and (iii) 82 for each month ending thereafter, which Maximum DSO Requirement shall be tested at the end of each calendar month, at which time the Borrower shall provide all calculations requested by the Agent and the Banks to demonstrate such compliance. "Maximum DSO Requirement" shall mean the billed and unbilled Accounts Receivable of the Borrower and its Subsidiaries (net of credits, rebates, offsets, holdbacks or other adjustments or commissions payable to third parties that are adjustments to such Accounts Receivable) as of the last day of the most recent calendar month end (the "Test Date") divided by the revenue of the Borrower and its Subsidiaries for the three consecutive months ending on the Test Date, with the result thereof being multiplied by 90.

         (d) the Borrower agrees to otherwise comply with all the conditions contained in the IPO Consent Letter and the Loan Documents.

         Subject to such conditions, the Majority Banks and the Agent hereby consent to waive the Minimum Cash Requirement pursuant to ss.26 of the Credit Agreement. This consent shall not be construed, however, as a waiver of any other provisions of the IPO Consent Letter or any


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AppNet Systems, Inc.
August 16, 1999
Page-3-


of the Loan Documents or to permit the Borrower or any Subsidiary to take any other action which is prohibited by the terms of the IPO Consent Letter or any of the Loan Documents.

         The Borrower hereby acknowledges and agrees that the Borrower agrees, upon the execution and delivery of this consent, to be bound by the covenants contained in paragraphs (b) and (c), and any failure to so comply with any such covenant contained therein shall constitute an Event of Default under the Credit Agreement.



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AppNet Systems, Inc.
August 16, 1999
Page-4-


         Except as expressly stated herein, neither the execution of this consent nor the failure of the Banks to exercise any right or remedy constitutes a waiver of any Default or Event of Default or of such right or remedy or any other right or remedy under the Credit Agreement.

                                   Sincerely,

                                   BANKBOSTON, N.A., individually and
                                    as Agent


                                   By: /s/
                                      ---------------------------------
                                   Title:

                                   ANTARES CAPITAL CORPORATION


                                   By: /s/
                                      ---------------------------------
                                   Title:

ACNOWLEDGED AND AGREED:

APPNET SYSTEMS, INC.


By: /s/
   ---------------------------------
Title:

APPNET OF MICHIGAN, INC.


By: /s/
   ---------------------------------
Title:

APPNET OF MARYLAND, INC.


By: /s/
   ---------------------------------
Title:


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AppNet Systems, Inc.
August 16, 1999
Page-5-


SOFTWARE SERVICES CORPORATION


By: /s/
   ---------------------------------
Title:

NEW MEDIA PUBLISHING, INC.


By: /s/
   ---------------------------------
Title:

RESEARCH & PLANNING, INC.


By: /s/
   ---------------------------------
Title:

CENTURY COMPUTING, INCORPORATED


By: /s/
   ---------------------------------
Title:

THE KODIAK GROUP, INC.


By: /s/
   ---------------------------------
Title:

I33 COMMUNICATION CORP.


By: /s/
   ---------------------------------
Title:

SIGMA6, INC.


By: /s/
   ---------------------------------
Title:


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AppNet Systems, Inc.
August 16, 1999
Page-2-


SALZINGER ACQUISITION CORP.


By: /s/
   ---------------------------------
Title: